UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 9, 2013

The Hartford Financial Services Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hartford Plaza, Hartford, Connecticut		06155
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000

Not Applicable
_____________________________________________
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
The information required by this item is included in Item 8.01 and incorporated herein by reference.
Item 8.01 Other Events
On June 27, 2013, The Hartford Financial Services Group, Inc. (the "Company") announced the signing of a definitive agreement to sell Hartford Life International, Ltd. ("HLIL"), an indirect wholly-owned subsidiary, in a cash transaction to Columbia Insurance Company, a Berkshire Hathaway company, for approximately $285 million (the "Transaction"). The Transaction resulted in a net loss of approximately $102 million in the second quarter of 2013. At closing, HLIL’s sole asset will be its subsidiary, Hartford Life Limited, a Dublin-based company that sold variable annuities in the U.K. from 2005 to 2009. The Transaction, which is subject to customary closing conditions and regulatory approvals, is expected to close by the end of 2013.
This Current Report on Form 8-K is being filed to revise the following sections of the Company's Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”) to reflect the reclassification of the Company's U.K variable annuity business as discontinued operations as a result of the Transaction and to reflect the January 1, 2013 retrospective adoption of Accounting Standards Update No. 2011-11, Balance Sheet (Topic 210): Disclosures About Offsetting Assets and Liabilities and No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.

•	Item 1. Business

•	Item 6. Selected Financial Data

•	Item 7. Management's Discussion & Analysis of Financial Condition and Results of Operations

•	Item 8. Financial Statements and Supplementary Data

•	Exhibit 12.01. Computation of Ratios of Earnings to Fixed Charges and Preferred Share Dividends

•	Exhibit 23.01. Consent of Deloitte & Touche LLP
The information in this Current Report on Form 8-K does not constitute an amendment to the Company's 2012 Form 10-K or a restatement of the financial statements contained therein.
All other information in the Company's 2012 Form 10-K remains unchanged and has not been otherwise updated for events or developments that occurred subsequent to the date of that report. For developments since the filing of the 2012 Form 10-K, please refer to the Company's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2013 and June 30, 2013. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2012 Form 10-K and subsequent filings with the U.S. Securities and Exchange Commission.
SAFE HARBOR STATEMENT
Some of the statements in this Current Report on Form 8-K may be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ. These important risks and uncertainties include those discussed in our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and the other filings we make with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

12.01	Revised Statement Re: Computation of Ratio of Earnings to Fixed Charges and Preferred Share Dividends.

23.01	Consent of Deloitte & Touche LLP.

99.01	Part I. Item 1. Revised Business.

99.02	Part II. Item 6. Revised Selected Financial Data.

99.03	Part II. Item 7. Revised Management's Discussion and Analysis of Financial Condition and Results of Operations as of, and for the year ended, December 31, 2012.

99.04	Part II. Item 8. Revised Financial Statements and Supplementary Data as of, and for the year ended,
December 31, 2012. [1]

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	XBRL Taxonomy Extension Definition Linkbase.

101.LAB	XBRL Taxonomy Extension Label Linkbase.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase.

[1]    Financial statements in this exhibit are now the Company's historical financial statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

August 9, 2013	By:	/s/ Scott R. Lewis

Name: Scott R. Lewis
Title: Senior Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
12.01	Revised Statement Re: Computation of Ratio of Earnings to Fixed Charges and Preferred Share Dividends.
23.01	Consent of Deloitte & Touche LLP.
99.01	Part I. Item 1. Revised Business.
99.02	Part II. Item 6. Revised Selected Financial Data.
99.03	Part II. Item 7. Revised Management's Discussion and Analysis of Financial Condition and Results of Operations as of, and for the year ended, December 31, 2012.
99.04	Part II. Item 8. Revised Financial Statements and Supplementary Data as of, and for the year ended, December 31, 2012. [1]
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase.
101.DEF	XBRL Taxonomy Extension Definition Linkbase.
101.LAB	XBRL Taxonomy Extension Label Linkbase.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase.
[1]    Financial statements in this exhibit are now the Company's historical financial statements.